UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09116

Van Wagoner Funds, Inc.
(Exact name of registrant as specified in charter)

3 Embarcadero Center, Suite 1120 San Francisco, CA			94111
(Address of principal executive offices)			(Zip code)

Elyce Dilworth 3 Embarcadero Center, Suite 1120 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-835-5000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2006

Small-Cap Growth Fund

Growth Opportunities Fund

Emerging Growth Fund

This report is submitted for the general information of shareholders of Van Wagoner Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus gives details about charges, investment objectives, risks and operating policies of the Funds. Read the Prospectus carefully.

Van Wagoner Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia,
PA 19406

Van Wagoner Funds Annual Report

Dear Fellow Shareholders:

2006 started off with a bang and ended with somewhat of a whimper. After a very strong first quarter, the markets began to weaken as we entered the second quarter of 2006. This downward trend in the financial markets began after the May Federal Reserve meeting and persisted through June. Many of the major market indices for equities and fixed income generated losses for the second quarter. Concerns over tighter global monetary policy and weaker economic growth combined to put downward pressure on both stocks and bonds.

As we look back at the third quarter, the stock market started to recover and posted gains amid speculation that the economy was heading for a soft landing. The Dow Jones Industrial Average was near an all-time high late in September and the broader market hovered near multi-year highs. Inflation concerns eased a bit while housing concerns remained at the forefront. The U.S. finally got some relief from sky high gas prices as crude oil prices declined for much of September and lower prices resulted at the gas pump. This was the much anticipated quarter when, after two years and seventeen rate hikes, the Federal Reserve finally took a break and left the Federal Funds rate unchanged at 5.25%. The news brought relief to the financial markets.

When we look at the overall economic picture currently, there is still uncertainty surrounding the Federal Reserve and the level of interest rates. We believe this uncertainty is weighing on the economy. The continued guessing game on when the Fed would stop raising rates was a major theme for the year. Now the market is eagerly anticipating when the Fed may begin to cut rates in 2007.

From an economic, non market perspective, we saw a few surprises during the year – the strength of the economy and how long the Fed continued to raise interest rates. We believe much of the strength in our economy was driven by international demand from countries such as China, India and Brazil, where growth was very strong and drove commodity prices higher as a result of their needs. That strong demand kept the inflation worry high.

The retail sectors were volatile amid speculation over rising gas prices and the effect it would have on consumer spending. Ironically, we never really saw the consumer decrease spending dramatically, even as gas prices increased. The Christmas season was so-so, but not entirely bad, from our perspective. We believe that people are embracing consumer technology and purchasing consumer electronics rather than traditional spending in other retail areas like apparel.

As the anticipation built on when the Fed would stop raising interest rates, small illiquid stocks in the technology sector had a fantastic first quarter of 2006. When it became obvious that the Fed would not ease tightening in the spring, these stocks declined throughout spring and into summer. When the Fed finally stopped raising rates in July and made their formal announcement, small-cap stocks started rallying again. The small-cap technology stocks we own stopped moving forward around November for the remainder of the year.

In December there was uncertainty on when the Fed would make its next move and, as a result, smaller tech stocks didn't perform well towards the end of the year.

The $64 question is what the Fed will do next, how the economy will perform and where inflation will go. The economy may have a growth spurt in the beginning of the year, as is traditional, and then we think the economy will "settle in". We

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Van Wagoner Funds Annual Report 1

Van Wagoner Funds Annual Report

don't believe we will go into a recession. The markets are going to be uncertain until they figure out the Fed's intentions. We get lots of conflicting information in terms of economic numbers, so we don't think a clear picture will emerge until the second half of the year.

Looking at the Van Wagoner Funds, in our portfolios we had a heavy exposure to technology in the beginning of the year and lightened up into spring as those stocks began to underperform, and moved into healthcare. That investment didn't work well for us as healthcare stocks declined as well, so we reinvested in semiconductors and throughout the technology sector in July. We made a nice trade in semiconductors and select technology stocks during the summer.

Coming into 2007, we will continue to be invested in telecommunications. As we've discussed in the past, we are big fans of Apple, especially with the debut of the new iPhone. Last year mobile data was up 85% among the carriers to $3b. We believe that demand will have an effect on the telecommunications and cable companies spending as they compete for bandwidth to your house in getting households wired for "triple play" – cable, phone and internet. Recently AT&T, Inc.(1), Cingular Wireless(1) & BellSouth(1) (Symbol: T) came together and have put a lot of spending on hold as they work out the merger and assimilation of the companies. As the integration continues, they should begin to spend more on infrastructure during 2007.

We are strongly moving into technology as a sector and into many different niches. Some of the areas we like are co-location facilities where people rent storage space for their servers. We also like fiber optics as there are many "submarine" projects going to bid in the next 18 months. Although we don't own cell phone stocks or stocks that sell commodity parts into cell phones, we are involved in infrastructure and increasing and upgrading the bandwidth of the networks.

We have remained very interested in alternative energy and held some stocks into the fall. We were very disappointed when oil rallied off the low $50s and $60s and the alternative energy stocks didn't do anything. We'll continue to watch the sector as oil prices break into the high $40s. The technology is certainly there and it is competitive. But no matter how good they are or how great their products are, they won't do well if oil prices decline.

We have moved away from the retail sector almost entirely. We believe there is a wave of refinances coming and, although we don't think its Armageddon, we do think it is a factor on consumer spending. One of the few retail stocks we own is Apple (Symbol: AAPL)(2). We believe retail spending will be on higher ticket items and technology gadgets, rather than with traditional retailers.

We are also making a move up the capitalization "food chain" and are investing in larger, more stable companies. We are reducing our exposure to small, illiquid names. We believe, if we get a growth scare in the first quarter of 2007, it will affect small cap stocks' liquidity. We are working with that trend by investing in a little larger company rather than moving into other areas. Some of the technology companies we like include firms such as Cisco Systems, Inc. (Symbol: CSCO)(3) and Ericsson Telephone Co. (Symbol: ERIC)(4). We have seen their businesses grow and see that money flow is positive.

We wanted to take a moment to discuss the recent proxy vote shareholders received for electing a new Board of Directors for the Van Wagoner Funds. The election of new Directors is a very positive step forward for the Funds. The new Board of Directors will help guide the Van Wagoner Funds into the future and to help us navigate our next

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stage of growth. The previous Board of Directors had members who had been with the Van Wagoner Funds since the Funds' inception in 1996. They helped lead the Van Wagoner Funds through some exciting and turbulent times and we are very appreciative of all their help and guidance over the years.

At this point, the Van Wagoner Funds are preparing to enter a new chapter in a changing market environment. We believe the new Board of Directors will provide a fresh perspective, new ideas and essential guidance to direct the future of the Funds. Each of the new Directors brings unique expertise and industry experience and we are pleased to have them as members on our new Board.

We thank you for your continued commitment to the Van Wagoner Funds and look forward to a prosperous and exciting new year.

Sincerely,

Garrett R. Van Wagoner
Portfolio Manager
Van Wagoner Capital Management, Inc.

(1)  AT&T, Inc. comprised 0% of the Van Wagoner Funds as of December 31, 2006.

(2)  Apple, Inc. comprised 1.2% of the Emerging Growth Fund, 1.4% of the Small-Cap Growth Fund and 1.5% of the Growth Opportunities Fund as of December 31, 2006.

(3)  Cisco Systems, Inc. comprised 0% of the Van Wagoner Funds as of December 31, 2006.

(4)  Ericsson Telephone Co. comprised 0% of the Van Wagoner Funds as of December 31, 2006.

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3 Van Wagoner Funds Annual Report

Van Wagoner Funds Performance

Small-Cap Growth Fund — Inception Date 12/31/1995

Average Annual Total Return for the periods ended 12/31/06
One Year	Five Years	Ten Years
6.29%	(8.24)%	(1.26)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. There were no fee waivers for the period January 1, 2004 to June 30, 2006. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.vanwagoner.com

The chart below assumes an initial investment of $10,000 made on 12/31/96. Returns shown above and in the chart below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Investments made in small capitalization companies involve additional risks including greater volatility and less liquidity.

The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. Indexes are unmanaged and investors cannot invest in them.

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Growth Opportunities Fund — Inception Date 3/1/2003

Average Annual Total Return for the periods ended 12/31/06
One Year	Since Inception
2.48%	4.51%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. There were no fee waivers for the period January 1, 2004 to June 30, 2006. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.vanwagoner.com

The chart below assumes an initial investment of $10,000 made on 3/1/03 (inception date). Returns shown above and in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The growth companies in which the Fund invests may be developing or changing. These companies are more sensitive to changes in economic conditions and may be subject to greater volatility.

The S&P MidCap 400 Index is an index of mid-capitalization U.S. stocks that measures the performance of the mid-size company segment of the U.S. market. Indexes are unmanaged and investors cannot invest in them.

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5 Van Wagoner Funds Performance

Van Wagoner Funds Performance

Emerging Growth Fund — Inception Date 12/31/1995

Average Annual Total Return for the periods ended 12/31/06
One Year	Five Years	Ten Years
10.84%	(17.71)%	(8.61)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. There were no fee waivers for the period September 1, 2003 to June 30, 2006. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.vanwagoner.com

The chart below assumes an initial investment of $10,000 made on 12/31/96. Returns shown above and in the chart below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Investments made in small-cap and mid-cap companies which may be in their developmental stage or undergoing significant changes may be subject to greater business risks and more volatility.

The Nasdaq Composite Index is a broad based capitalization weighted index of all Nasdaq-listed companies. Indexes are unmanaged and investors cannot invest in them.

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Van Wagoner Funds Portfolio Holdings Summary

Sector Weightings (Unaudited)

As of December 31, 2006, the Van Wagoner Funds' portfolios were invested in the following sectors:

Small-Cap Growth Fund
Common Stocks
Information Technology	75.13%
Health Care	7.05
Consumer Discretionary	6.50
Telecommunication Services	5.64
Industrials	2.46
Financials	1.28
Materials	0.50
Short-Term Investments	1.44
Total	100.00%
Growth Opportunities Fund
Common Stocks
Information Technology	74.08%
Telecommunication Services	7.37
Consumer Discretionary	6.15
Health Care	5.47
Industrials	2.40
Financials	1.36
Short-Term Investments	3.17
Total	100.00%

Emerging Growth Fund
Common Stocks
Information Technology	72.14%
Telecommunication Services	7.27
Consumer Discretionary	6.48
Health Care	6.42
Industrials	3.34
Financials	1.81
Short-Term Investments	2.54
Total	100.00%

As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

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7 Van Wagoner Funds Portfolio Holdings Summary

Van Wagoner Funds Expense Example (Unaudited)

We believe it is important for shareholders to have a clear understanding of Fund expenses and the impact they can have on investment return. The following example is presented to illustrate a shareholder's cost of owning the Van Wagoner Funds.

Example

As a shareholder of the Van Wagoner Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical Example For Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

  For the Period July 1, 2006 to December 31, 2006

Small-Cap Growth Fund	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,001.00	5.22%	$26.33
Hypothetical 5% Return	$1,000.00	$998.89	5.22%	$26.30
Growth Opportunities Fund
Actual Fund Return	$1,000.00	$992.00	6.12%	$30.74
Hypothetical 5% Return	$1,000.00	$994.35	6.12%	$30.77
Emerging Growth Fund
Actual Fund Return	$1,000.00	$1,015.50	4.43%	$22.50
Hypothetical 5% Return	$1,000.00	$1002.87	4.43%	$22.36

*Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Van Wagoner Funds Schedule of Investments

Van Wagoner Small-Cap Growth Fund December 31, 2006

Number of Shares		Market Value
COMMON STOCKS 99.26%
	Apparel Manufacturers 1.40%
10,000	Everlast Worldwide, Inc.*	$170,000
	Applications Software 0.52%
12,500	VA Software Corp.*	62,875
	Building - Residential/ Commercial 3.98%
5,000	KB Home	256,400
7,000	Toll Brothers, Inc.*	225,610
		482,010
	Cellular Telecommunications 0.76%
25,000	Airspan Networks, Inc.*	92,500
	Commercial Services 2.67%
2,500	Alliance Data Systems Corp.*	156,175
8,500	Quanta Services, Inc.*	167,195
		323,370
	Communications Software 2.26%
10,000	InPhonic, Inc.*	110,900
11,500	Smith Micro Software, Inc.*	163,185
		274,085
	Computer Aided Design 1.00%
3,000	Autodesk, Inc.*	121,380
	Computers 2.42%
2,000	Apple, Inc.*	169,680
4,000	Rackable Systems, Inc.*	123,880
		293,560
	Computers - Integrated Systems 1.91%
15,000	Brocade Communications Systems, Inc.*	123,150
3,500	Riverbed Technology, Inc.*	107,450
		230,600
	Computers - Memory Devices 0.57%
2,500	Isilon Systems, Inc.*	69,000

Number of Shares		Market Value
	Containers - Paper/Plastic 0.51%
1,150	AEP Industries, Inc.*	$61,306
	Data Processing/ Management 2.58%
9,500	CommVault Systems, Inc.*	190,095
3,500	NAVTEQ Corp.*	122,395
		312,490
	E-Commerce/ Business-to-Business 1.32%
7,000	i2 Technologies, Inc.*	159,740
	E-Marketing/Information 1.38%
3,000	Digital River, Inc.*	167,370
	Electronic Components - Semiconductors 10.45%
40,000	Applied Micro Circuits Corp.*	142,400
17,500	ARM Holdings plc ADR	127,750
40,000	Bookham, Inc.*	162,800
3,250	MEMC Electronic Materials, Inc.*	127,205
4,500	NVIDIA Corp.*	166,545
17,500	PLX Technology, Inc.*	228,200
6,500	SiRF Technology Holdings, Inc.*	165,880
17,900	TranSwitch Corp.*	25,060
8,000	Volterra Semiconductor Corp.*	120,000
		1,265,840
	Electronic Design Automation 0.90%
6,000	Comtech Group, Inc.*	109,140
	Electronic Forms 0.51%
1,500	Adobe Systems, Inc.*	61,680
	Electronic Measuring Instruments 0.44%
10,750	Aehr Test Systems*	53,535
	Enterprise Software/ Services 3.38%
9,500	BEA Systems, Inc.*	119,510
7,500	Omnicell, Inc.*	139,725
11,000	Packeteer, Inc.*	149,600
		408,835

See notes to financial statements.

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9 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Schedule of Investments

Van Wagoner Small-Cap Growth Fund (cont'd.) December 31, 2006

Number of Shares		Market Value
	Entertainment Software 1.34%
5,000	THQ, Inc.*	$162,600
	Internet Connectivity Services 1.56%
9,500	Internap Network Services Corp.*	188,765
	Internet Content - Information/News 0.49%
15,000	HealthStream, Inc.*	59,250
	Internet Infrastructure Software 4.35%
3,500	Akamai Technologies, Inc.*	185,920
2,500	F5 Networks, Inc.*	185,525
50,000	TeleCommunication Systems, Inc. - Class A*	155,000
		526,445
	Medical - Biomedical/Genetics 1.65%
12,500	Diversa Corp.*	136,000
12,500	Harvard Bioscience, Inc.*	64,125
		200,125
	Medical - Drugs 2.19%
55,000	Catalyst Pharmaceutical Partners, Inc.*	265,650
	Medical Products 1.08%
35,000	Alphatec Holdings, Inc.*	131,250
	Networking Products 5.58%
5,000	Acme Packet, Inc.*	103,200
7,500	Atheros Communications, Inc.*	159,900
30,000	Extreme Networks, Inc.*	125,700
10,000	Foundry Networks, Inc.*	149,800
7,250	Juniper Networks, Inc.*	137,315
		675,915
	Optical Supplies 1.16%
7,000	Oakley, Inc.	140,420

Number of Shares		Market Value
	Semiconductor Components - Integrated Circuits 3.89%
15,000	ANADIGICS, Inc.*	$132,900
7,000	Emulex Corp.*	136,570
10,000	O2Micro International Ltd. ADR*	85,500
7,250	Techwell, Inc.*	116,435
		471,405
	Semiconductor Equipment 4.95%
5,500	ASML Holding N.V.*	135,465
2,500	KLA-Tencor Corp.	124,375
2,500	Lam Research Corp.*	126,550
4,000	Photronics, Inc.*	65,360
3,250	Varian Semiconductor Equipment Associates, Inc.*	147,940
		599,690
	Telecommunication Equipment 8.31%
10,000	ARRIS Group, Inc.*	125,100
25,000	Network Equipment Technologies, Inc.*	145,500
15,000	Sonus Networks, Inc.*	98,850
228,400	Sunrise Telecom, Inc.*	502,480
15,000	Symmetricom, Inc.*	133,800
		1,005,730
	Telecommunication Equipment - Fiber Optics 9.32%
85,000	Avanex Corp.*	160,650
15,000	C-COR, Inc.*	167,100
6,000	Ciena Corp.*	166,260
45,000	Finisar Corp.*	145,350
17,500	Harmonic, Inc.*	127,225
12,500	JDS Uniphase Corp.*	208,250
7,500	Oplink Communications, Inc.*	154,200
		1,129,035
	Telecommunication Services 2.37%
6,750	Allot Communications Ltd.*	79,043
5,250	Global Crossing Ltd.*	128,887
2,200	SAVVIS, Inc.*	78,562
		286,492

See notes to financial statements.

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Van Wagoner Small-Cap Growth Fund (cont'd.) December 31, 2006

Number of Shares		Market Value
	Telephone - Integrated 1.57%
22,500	Level 3 Communications, Inc.*	$126,000
15,000	XO Holdings, Inc.*	64,500
		190,500
	Therapeutics 0.53%
3,000	Alnylam Pharmaceuticals, Inc.*	64,200
	Transportation - Marine 2.48%
2,750	American Commercial Lines, Inc.*	180,153
3,500	Kirby Corp.*	119,455
		299,608
	Web Hosting/Design 1.41%
2,250	Equinix, Inc.*	170,145
	Web Portals/Internet Service Providers 2.74%
17,500	GigaMedia Ltd.*	170,975
350	Google, Inc. - Class A*	161,168
		332,143
	Wireless Equipment 3.33%
5,000	China GrenTech Corp. Ltd. ADR*	92,200
3,000	China Techfaith Wireless Communication Technology Ltd. ADR*	32,340
4,000	InterDigital Communications Corp.*	134,200
30,000	Stratex Networks, Inc.*	144,900
		403,640
	Total Common Stocks (Cost $10,874,462)	12,022,324

Market Value
SHORT-TERM INVESTMENT 1.46%
PNC Bank Money Market Account, 4.67%	$176,225
Total Short-Term Investment (Cost $176,225)	176,225
Total Investments 100.72% (Cost $11,050,687)	12,198,549
Liabilities in Excess of Other Assets (0.72)%	(87,042)
NET ASSETS 100.00%	$12,111,507

*  Non-income producing.

ADR - American Depository Receipt

See notes to financial statements.

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11 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Schedule of Investments

Van Wagoner Growth Opportunities Fund December 31, 2006

Number of Shares		Market Value
COMMON STOCKS 99.13%
	Building - Residential/ Commercial 3.99%
7,500	D.R. Horton, Inc.	$198,675
7,500	Pulte Homes, Inc.	248,400
		447,075
	Cellular Telecommunications 1.96%
22,500	Airspan Networks, Inc.*	83,250
3,000	America Movil S.A. de C.V. ADR - Class L	135,660
		218,910
	Commercial Services 2.71%
2,500	Alliance Data Systems Corp.*	156,175
7,500	Quanta Services, Inc.*	147,525
		303,700
	Communications Software 1.33%
10,500	Smith Micro Software, Inc.*	148,995
	Computer Aided Design 1.08%
3,000	Autodesk, Inc.*	121,380
	Computer Services 1.03%
1,500	Cognizant Technology Solutions Corp. - Class A*	115,740
	Computers 2.62%
2,000	Apple, Inc.*	169,680
4,000	Rackable Systems, Inc.*	123,880
		293,560
	Computers - Integrated Systems 2.06%
15,000	Brocade Communications Systems, Inc.*	123,150
3,500	Riverbed Technology, Inc.*	107,450
		230,600
	Computers - Memory Devices 0.62%
2,500	Isilon Systems, Inc.*	69,000

Number of Shares		Market Value
	Data Processing/Management 2.55%
9,000	CommVault Systems, Inc.*	$180,090
3,000	NAVTEQ Corp.*	104,910
		285,000
	E-Commerce/Services 1.23%
25,000	Move, Inc.*	137,750
	E-Marketing/Information 2.51%
2,500	Digital River, Inc.*	139,475
6,000	Valueclick, Inc.*	141,780
		281,255
	Electronic Components - Semiconductors 11.61%
17,500	ARM Holdings plc ADR	127,750
40,000	Bookham, Inc.*	162,800
3,000	MEMC Electronic Materials, Inc.*	117,420
4,000	NVIDIA Corp.*	148,040
15,000	PLX Technology, Inc.*	195,600
6,000	QLogic Corp.*	131,520
6,000	SiRF Technology Holdings, Inc.*	153,120
15,000	Syntax-Brillian Corp.*	128,850
15,900	TranSwitch Corp.*	22,260
7,500	Volterra Semiconductor Corp.*	112,500
		1,299,860
	Electronic Design Automation 0.89%
5,500	Comtech Group, Inc.*	100,045
	Electronic Forms 0.55%
1,500	Adobe Systems, Inc.*	61,680
	Electronic Measuring Instruments 0.29%
6,500	Aehr Test Systems*	32,370
	Enterprise Software/Services 2.26%
8,750	BEA Systems, Inc.*	110,075
10,500	Packeteer, Inc.*	142,800
		252,875
	Entertainment Software 1.23%
8,000	Activision, Inc.*	137,920

See notes to financial statements.

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Van Wagoner Growth Opportunities Fund (cont'd.) December 31, 2006

Number of Shares		Market Value
	Internet Connectivity Services 2.64%
7,500	Cogent Communications Group, Inc.*	$121,650
8,750	Internap Network Services Corp.*	173,862
		295,512
	Internet Infrastructure Software 4.30%
3,250	Akamai Technologies, Inc.*	172,640
2,250	F5 Networks, Inc.*	166,973
15,000	TIBCO Software, Inc.*	141,600
		481,213
	Medical - Drugs 2.27%
52,500	Catalyst Pharmaceutical Partners, Inc.*	253,575
	Medical Information Systems 1.21%
5,000	Allscripts Healthcare Solutions, Inc.*	134,950
	MRI/Medical Diagnostic Imaging 0.89%
15,000	Alliance Imaging, Inc.*	99,750
	Networking Products 5.81%
4,700	Acme Packet, Inc.*	97,008
7,500	Atheros Communications, Inc.*	159,900
27,500	Extreme Networks, Inc.*	115,225
10,000	Foundry Networks, Inc.*	149,800
6,750	Juniper Networks, Inc.*	127,845
		649,778
	Retail - Apparel/Shoes 1.15%
5,500	The Dress Barn, Inc.*	128,315
	Semiconductor Components - Integrated Circuits 2.07%
12,500	ANADIGICS, Inc.*	110,750
7,500	Techwell, Inc.*	120,450
		231,200

Number of Shares		Market Value
	Semiconductor Equipment 5.87%
3,000	ASM International N.V.*	$62,790
6,000	ASML Holding N.V.*	147,780
1,750	Cabot Microelectronics Corp.*	59,395
2,500	KLA-Tencor Corp.	124,375
2,500	Lam Research Corp.*	126,550
3,000	Varian Semiconductor Equipment Associates, Inc.*	136,560
		657,450
	Telecommunication Equipment 7.20%
10,000	ARRIS Group, Inc.*	125,100
3,500	Comtech Telecommunications Corp.*	133,245
15,000	Sonus Networks, Inc.*	98,850
203,700	Sunrise Telecom, Inc.*	448,140
		805,335
	Telecommunication Equipment - Fiber Optics 9.21%
75,000	Avanex Corp.*	141,750
13,750	C-COR, Inc.*	153,175
6,000	Ciena Corp.*	166,260
45,000	Finisar Corp.*	145,350
15,000	Harmonic, Inc.*	109,050
10,000	JDS Uniphase Corp.*	166,600
7,250	Oplink Communications, Inc.*	149,060
		1,031,245
	Telecommunication Services 3.51%
6,750	Allot Communications Ltd.*	79,042
4,500	Cbeyond, Inc.*	137,655
5,000	Global Crossing Ltd.*	122,750
1,500	SAVVIS, Inc.*	53,565
		393,012
	Telephone - Integrated 1.05%
21,000	Level 3 Communications, Inc.*	117,600
	Therapeutics 1.23%
3,000	Alnylam Pharmaceuticals, Inc.*	64,200
5,000	Medarex, Inc.*	73,950
		138,150

See notes to financial statements.

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13 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Schedule of Investments

Van Wagoner Growth Opportunities Fund (cont'd.) December 31, 2006

Number of Shares		Market Value
	Transportation - Marine 2.45%
2,500	American Commercial Lines, Inc.*	$163,775
3,250	Kirby Corp.*	110,923
		274,698
	Web Hosting/Design 1.35%
2,000	Equinix, Inc.*	151,240
	Web Portals/Internet Service Providers 2.79%
15,500	GigaMedia Ltd.*	151,435
350	Google, Inc. - Class A*	161,168
		312,603
	Wireless Equipment 3.61%
5,000	China GrenTech Corp. Ltd. ADR*	92,200
3,000	China Techfaith Wireless Communication Technology Ltd. ADR*	32,340
4,000	InterDigital Communications Corp.*	134,200
30,000	Stratex Networks, Inc.*	144,900
		403,640
	Total Common Stocks (Cost $9,970,980)	11,096,981
SHORT-TERM INVESTMENT 3.25%
	PNC Bank Money Market Account, 4.67%	363,329
	Total Short-Term Investment (Cost $363,329)	363,329
	Total Investments 102.38% (Cost $10,334,309)	11,460,310
	Liabilities in Excess of Other Assets (2.38)%	(266,409)
	NET ASSETS 100.00%	$11,193,901

*  Non-income producing.

ADR  American Depository Receipt

See notes to financial statements.

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14

Van Wagoner Funds Schedule of Investments

Van Wagoner Emerging Growth Fund December 31, 2006

Number of Shares		Market Value
COMMON STOCKS 97.99%
	Aerospace/Defense 1.08%
7,000	Armor Holdings, Inc.*	$383,950
	Building - Residential/ Commercial 3.84%
12,500	Centex Corp.	703,375
12,500	Lennar Corp. - Class A	655,750
		1,359,125
	Cellular Telecommunications 1.99%
70,000	Airspan Networks, Inc.*	259,000
7,500	Leap Wireless International, Inc.*	446,025
		705,025
	Commercial Services 2.57%
7,500	Alliance Data Systems Corp.*	468,525
22,500	Quanta Services, Inc.*	442,575
		911,100
	Communications Software 1.30%
32,500	Smith Micro Software, Inc.*	461,175
	Computer Aided Design 1.14%
10,000	Autodesk, Inc.*	404,600
	Computer Services 1.09%
5,000	Cognizant Technology Solutions Corp. - Class A*	385,800
	Computers 3.44%
5,000	Apple, Inc.*	424,200
12,500	Rackable Systems, Inc.*	387,125
75,000	Sun Microsystems, Inc.*	406,500
		1,217,825
	Computers - Integrated Systems 2.08%
52,500	Brocade Communications Systems, Inc.*	431,025
10,000	Riverbed Technology, Inc.*	307,000
		738,025

Number of Shares		Market Value
	Computers - Memory Devices 1.69%
7,500	Isilon Systems, Inc.*	$207,000
10,000	Network Appliance, Inc.*	392,800
		599,800
	Data Processing/ Management 2.54%
27,500	CommVault Systems, Inc.*	550,275
10,000	NAVTEQ Corp.*	349,700
		899,975
	E-Commerce/Services 2.42%
6,750	Ctrip.com International Ltd. ADR	421,740
10,000	priceline.com, Inc.*	436,100
		857,840
	E-Marketing/Information 1.18%
7,500	Digital River, Inc.*	418,425
	Electronic Components - Semiconductors 9.04%
55,000	ARM Holdings plc ADR	401,500
100,000	Bookham, Inc.*	407,000
10,000	MEMC Electronic Materials, Inc.*	391,400
12,500	NVIDIA Corp.*	462,625
50,000	PLX Technology, Inc.*	652,000
17,500	SiRF Technology Holdings, Inc.*	446,600
49,782	TranSwitch Corp.*	69,695
25,000	Volterra Semiconductor Corp.*	375,000
		3,205,820
	Electronic Design Automation 0.90%
17,500	Comtech Group, Inc.*	318,325
	Electronic Forms 0.58%
5,000	Adobe Systems, Inc.*	205,600
	Electronic Measuring Instruments 0.27%
19,000	Aehr Test Systems*	94,620
	Enterprise Software/Services 2.22%
27,500	BEA Systems, Inc.*	345,950
32,500	Packeteer, Inc.*	442,000
		787,950

See notes to financial statements.

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15 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Schedule of Investments

Van Wagoner Emerging Growth Fund (cont'd.) December 31, 2006

Number of Shares		Market Value
	Footware & Related Apparel 0.61%
5,000	Crocs, Inc.*	$216,000
	Human Resources 0.58%
7,500	AMN Healthcare Services, Inc.*	206,550
	Internet Connectivity Services 1.49%
26,500	Internap Network Services Corp.*	526,555
	Internet Infrastructure Software 2.96%
10,000	Akamai Technologies, Inc.*	531,200
7,000	F5 Networks, Inc.*	519,470
		1,050,670
	Medical - Drugs 2.21%
162,500	Catalyst Pharmaceutical Partners, Inc.*	784,875
	Medical Instruments 1.30%
20,000	NuVasive, Inc.*	462,000
	Medical Laser Systems 0.63%
10,000	IntraLase Corp.*	223,800
	Networking Products 5.64%
15,800	Acme Packet, Inc.*	326,112
20,000	Atheros Communications, Inc.*	426,400
100,000	Extreme Networks, Inc.*	419,000
30,000	Foundry Networks, Inc.*	449,400
20,000	Juniper Networks, Inc.*	378,800
		1,999,712
	Power Conversion/Supply Equipment 0.53%
10,000	Advanced Energy Industries, Inc.*	188,700
	Retail - Apparel/Shoe 1.42%
10,000	Under Armour, Inc. - Class A*	504,500
	Retail - Discount 0.65%
10,000	Big Lots, Inc.*	229,200

Number of Shares		Market Value
	Semiconductor Components- Integrated Circuits 2.21%
47,500	ANADIGICS, Inc.*	$420,850
22,500	Techwell, Inc.*	361,350
		782,200
	Semiconductor Equipment 5.76%
17,500	ASML Holding N.V.*	431,025
7,500	KLA-Tencor Corp.	373,125
7,500	Lam Research Corp.*	379,650
10,000	Tessera Technologies, Inc.*	403,400
10,000	Varian Semiconductor Equipment Associates, Inc.*	455,200
		2,042,400
	Telecommunication Equipment 5.64%
30,000	ARRIS Group, Inc.*	375,300
50,000	Sonus Networks, Inc.*	329,500
587,900	Sunrise Telecom, Inc.*	1,293,380
		1,998,180
	Telecommunication Equipment - Fiber Optics 10.14%
275,000	Avanex Corp.*	519,750
42,500	C-COR, Inc.*	473,450
17,500	Ciena Corp.*	484,925
135,000	Finisar Corp.*	436,050
50,000	Harmonic, Inc.*	363,500
30,000	JDS Uniphase Corp.*	499,800
100,000	MRV Communications, Inc.*	354,000
22,500	Oplink Communications, Inc.*	462,600
		3,594,075
	Telecommunication Services 3.45%
18,500	Allot Communications Ltd.*	216,635
15,000	Global Crossing Ltd.*	368,250
12,500	NeuStar, Inc. - Class A*	405,500
6,550	SAVVIS, Inc.*	233,901
		1,224,286
	Telephone - Integrated 1.03%
65,000	Level 3 Communications, Inc.*	364,000

See notes to financial statements.

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16

Van Wagoner Emerging Growth Fund (cont'd.) December 31, 2006

Number of Shares		Market Value
	Therapeutics 1.72%
10,000	Alnylam Pharmaceuticals, Inc.*	$214,000
12,500	The Medicines Co.*	396,500
		610,500
	Transactional Software 0.99%
12,602	Synchronoss Technologies, Inc.*	172,899
5,000	VeriFone Holdings, Inc.*	177,000
		349,899
	Transportation - Marine 2.27%
7,100	American Commercial Lines, Inc.*	465,121
10,000	Kirby Corp.*	341,300
		806,421
	Web Hosting/Design 1.28%
6,000	Equinix, Inc.*	453,720
	Web Portals/Internet Service Providers 2.61%
47,500	GigaMedia Ltd.*	464,075
1,000	Google, Inc. - Class A*	460,480
		924,555
	Wireless Equipment 3.50%
12,500	China GrenTech Corp. Ltd. ADR*	230,500
10,000	China Techfaith Wireless Communication Technology Ltd. ADR*	107,800
12,500	InterDigital Communications Corp.*	419,375
100,000	Stratex Networks, Inc.*	483,000
		1,240,675
	Total Common Stocks (Cost $30,936,106)	34,738,453

Market Value
SHORT-TERM INVESTMENT 2.55%
PNC Bank Money Market Account, 4.67%	$903,934
Total Short-Term Investment (Cost $903,934)	903,934
Total Investments 100.54% (Cost $31,840,040)	35,642,387
Liabilities in Excess of Other Assets (0.54)%	(192,512)
NET ASSETS 100.00%	$35,449,875

*  Non-income producing.

ADR  American Depository Receipt

See notes to financial statements.

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17 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Statements of Assets and Liabilities

December 31, 2006

	SMALL-CAP GROWTH FUND	GROWTH OPPORTUNITIES FUND	EMERGING GROWTH FUND
ASSETS:
Investments, at value (cost $11,050,687, $10,334,309 and $31,840,040, respectively)	$12,198,549	$11,460,310	$35,642,387
Cash	1	1	1
Receivable for investments sold	680,698	519,475	1,746,846
Receivable for fund shares sold	-	190	305
Interest and dividends receivable	31,767	716	2,399
Prepaid expenses and other assets	75,335	30,950	183,396
Total Assets	12,986,350	12,011,642	37,575,334
LIABILITIES:
Payable for investments purchased	768,371	682,890	1,763,358
Payable for fund shares redeemed	22,765	27,502	176,242
Accrued investment advisory fees	10,734	9,961	31,126
Accrued distribution fees	6,380	6,427	18,824
Accrued expenses and other liabilities	66,593	90,961	135,909
Total Liabilities	874,843	817,741	2,125,459
NET ASSETS	$12,111,507	$11,193,901	$35,449,875
NET ASSETS CONSIST OF:
Capital stock	$60,577,384	$10,417,495	$551,218,018
Accumulated net realized loss on investments	(49,613,739)	(349,595)	(519,570,490)
Net unrealized appreciation on investments	1,147,862	1,126,001	3,802,347
Net Assets	$12,111,507	$11,193,901	$35,449,875
CAPITAL STOCK, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Issued and outstanding	1,255,750	1,127,870	7,703,991
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)	$9.64	$9.92	$4.60

See notes to financial statements.

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18

Van Wagoner Funds Statements of Operations

Period ended December 31, 2006

	SMALL-CAP GROWTH FUND	GROWTH OPPORTUNITIES FUND	EMERGING GROWTH FUND
INVESTMENT INCOME:
Interest	$23,845	$22,948	$67,816
Dividends (net of foreign taxes of $818, $1,711 and $248, respectively)	51,454	14,876	28,333
Total Investment Income	75,299	37,824	96,149
EXPENSES:
Investment advisory fees	242,372	242,168	675,764
Insurance expense	124,063	105,022	321,226
Transfer agent fees and expenses	92,407	210,475	303,190
Fund accounting and administration fees	90,001	90,001	90,001
Professional fees	77,820	71,500	172,776
Directors' and officer's fees, salary and expenses	61,076	55,336	163,683
Distribution fees	34,648	29,750	80,616
State registration fees	22,000	21,500	22,000
Printing and postage expenses	16,864	15,527	55,354
Custody fees	16,054	16,133	17,660
Miscellaneous expenses	18,823	17,645	38,683
Total expenses	796,128	875,057	1,940,953
Advisory fee waiver	(53,923)	(56,722)	(150,167)
Expenses paid indirectly by brokers	(172,074)	(93,816)	(298,451)
Net Expenses	570,131	724,519	1,492,335
NET INVESTMENT LOSS	(494,832)	(686,695)	(1,396,186)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	1,078,133	1,255,699	3,970,400
Change in net unrealized appreciation or depreciation on investments	120,427	(99,669)	1,206,857
	1,198,560	1,156,030	5,177,257
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$703,728	$469,335	$3,781,071

See notes to financial statements.

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19 Van Wagoner Funds Financial Statements

Van Wagoner Funds Statements of Changes in Net Assets

	SMALL-CAP GROWTH FUND		GROWTH OPPORTUNITIES FUND		EMERGING GROWTH FUND
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS:
Net investment loss	$(494,832)	$(626,892)	$(686,695)	$(844,883)	$(1,396,186)	$(1,777,735)
Net realized gain (loss) on investments	1,078,133	168,466	1,255,699	872,821	3,970,400	(5,053,871)
Net realized loss on options purchased	—	(1,022,386)	—	(1,022,386)	—	(3,039,409)
Change in net unrealized appreciation or depreciation on investments	120,427	(1,963,924)	(99,669)	(2,191,836)	1,206,857	(7,332,922)
Net increase (decrease) in net assets resulting from operations	703,728	(3,444,736)	469,335	(3,186,284)	3,781,071	(17,203,937)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,183,360	1,012,510	780,439	942,375	8,866,470	4,920,754
Redemption of shares	(9,559,473)	(10,069,723)	(5,011,428)	(8,786,967)	(17,235,734)	(32,778,342)
Net decrease from share transactions	(4,376,113)	(9,057,213)	(4,230,989)	(7,844,592)	(8,369,264)	(27,857,588)
TOTAL DECREASE IN NET ASSETS	(3,672,385)	(12,501,949)	(3,761,654)	(11,030,876)	(4,588,193)	(45,061,525)
NET ASSETS:
Beginning of period	15,783,892	28,285,841	14,955,555	25,986,431	40,038,068	85,099,593
End of period	$12,111,507	$15,783,892	$11,193,901	$14,955,555	$35,449,875	$40,038,068
Accumulated net investment income	$—	$—	$—	$—	$—	$—
TRANSACTIONS IN SHARES:
Shares sold	485,264	107,807	76,175	93,972	1,811,097	1,069,966
Shares redeemed	(969,893)	(1,098,199)	(491,967)	(881,874)	(3,754,858)	(7,343,326)
Net decrease	(484,629)	(990,392)	(415,792)	(787,902)	(1,943,761)	(6,273,360)

See notes to financial statements.

1-800-228-2121
20

See notes to financial statements.

vanwagoner.com
21 Van Wagoner Funds Financial Statements

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Period

	SMALL-CAP GROWTH FUND
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value, Beginning of Period	$9.07	$10.36	$12.29	$8.94	$14.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.39)	(0.36)	(0.27)	(0.23)	(0.25)
Net realized and unrealized gains (losses) on investments	0.96	(0.93)	(1.66)	3.58	(5.63)
Total from investment operations	0.57	(1.29)	(1.93)	3.35	(5.88)
Net Asset Value, End of Period	$9.64	$9.07	$10.36	$12.29	$8.94
Total Return	6.29%	(12.37)%	(15.79)%	37.47%	(39.68)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$12,112	$15,784	$28,286	$42,296	$37,875
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)(2)	3.81%	3.32%	2.16%	2.03%	2.00%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(1)(3)	4.95%	4.46%	3.05%	2.39%	2.02%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)	5.31%	4.46%	3.05%	3.08%	2.76%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)	(3.30)%	(3.12)%	(2.09)%	(1.96)%	(1.86)%
Before waivers and reimbursements and expenses paid indirectly by brokers	(4.81)%	(4.26)%	(2.98)%	(3.01)%	(2.60)%
Portfolio turnover rate	817%	440%	225%	575%	540%

(1)  For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(2)  Excludes dividends on short sales.

(3)  Includes dividends on short sales.

See notes to financial statements.

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22

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Period

	GROWTH OPPORTUNITIES FUND
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Period Ended December 31, 2003(1)
Net Asset Value, Beginning of Period	$9.69	$11.15	$13.10	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.61)	(0.55)	(0.35)	(0.23)
Net realized and unrealized gains (losses) on investments	0.84	(0.91)	(1.43)	5.55
Total from investment operations	0.23	(1.46)	(1.78)	5.32
DISTRIBUTIONS:
Net realized gains	—	—	(0.17)	(2.22)
Net Asset Value, End of Period	$9.92	$9.69	$11.15	$13.10
Total Return(2)	2.48%	(13.11)%	(13.64)%	54.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$11,194	$14,956	$25,986	$36,225
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(3)(4)(5)	5.34%	5.01%	2.76%	2.87%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(3)(4)(6)	6.03%	5.32%	3.44%	3.85%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)(6)	6.44%	5.32%	3.44%	4.01%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(3)(4)	(5.06)%	(4.47)%	(2.63)%	(2.81)%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)	(6.17)%	(4.77)%	(3.32)%	(3.95)%
Portfolio turnover rate(2)	828%	570%	324%	315%

(1)  Commencement of operations was March 1, 2003.

(2)  Not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

(4)  For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(5)  Excludes dividends on short sales.

(6)  Includes dividends on short sales.

See notes to financial statements.

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23 Van Wagoner Funds Financial Statements

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Period

	EMERGING GROWTH FUND
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value, Beginning of Period	$4.15	$5.35	$6.36	$4.32	$12.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.18)	(0.18)	(0.12)	(0.12)	(0.15)
Net realized and unrealized gains (losses) on investments	0.63	(1.02)	(0.89)	2.16	(7.72)
Total from investment operations	0.45	(1.20)	(1.01)	2.04	(7.87)
Net Asset Value, End of Period	$4.60	$4.15	$5.35	$6.36	$4.32
Total Return	10.84%	(22.29)%	(16.04)%	47.22%	(64.56)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$35,450	$40,038	$85,100	$124,388	$97,559
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)(2)	3.70%	3.53%	2.06%	2.04%	2.00%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(1)(3)	4.44%	4.21%	2.84%	2.36%	2.00%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)	4.81%	4.21%	2.84%	2.77%	2.31%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)	(3.46)%	(3.28)%	(1.96)%	(2.00)%	(1.96)%
Before waivers and reimbursements and expenses paid indirectly by brokers	(4.57)%	(3.96)%	(2.74)%	(2.73)%	(2.27)%
Portfolio turnover rate	778%	468%	223%	359%	289%

(1)  For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(2)  Excludes dividends on short sales.

(3)  Includes dividends on short sales.

See notes to financial statements.

1-800-228-2121
24

Van Wagoner Funds Notes to Financial Statements

1.  Organization

Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Small-Cap Growth Fund, Growth Opportunities Fund, and Emerging Growth Fund (collectively the "Funds") are separate diversified investment portfolios of Van Wagoner Funds, Inc.

The Small-Cap Growth Fund invests primarily (at least 80% of its total assets) in small companies that the Adviser believes have the potential to be the market leaders of the future. A small size company is one that has a market capitalization that ranges from the smallest to the largest companies in the S&P SmallCap 600 Index at the time of purchase.

The Growth Opportunities Fund seeks to invest in common stocks of growth companies that are already recognized as leaders in their industry, but are also known as innovators in their field. The Fund will primarily invest in companies with a market capitalization that ranges from the smallest to the largest companies in the S&P MidCap 400 Index at the time of purchase. The Fund looks for companies that are still growing, usually because of a new, improved or upgraded product, service or business operation.

The Emerging Growth Fund invests primarily in common stocks of small-cap and mid-cap growth companies with the potential for above average, long-term growth.

2.  New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No.48, "Accounting for Uncertainty in Income Taxes and Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In addition, in September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements reported on the statement of operations for a fiscal period.

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25 Van Wagoner Funds Notes to Financial Statements

Van Wagoner Funds Notes to Financial Statements

3.  Significant Accounting Policies

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). Such policies are consistently followed by the Funds in preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

(a)  Investment Valuation - Securities held by the Funds are valued based on their current market value. Equity securities (including securities sold short) are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Securities for which there were no transactions are valued at the closing bid prices. Securities sold short for which there were no transactions are valued at the closing ask prices. Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. The Funds value debt securities maturing within 60 days at amortized cost. If market prices are not readily available for particular securities, including private equity securities, the Funds price these securities at their fair value.

The Board of Directors has adopted a fair value pricing policy for procedures to follow if market prices are not readily available for particular securities. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value, the Adviser (or independent directors in the case of private equity securities) will determine the security's fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

(b) Expenses - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

(c)  Option Contracts - The Funds may purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of

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26

Assets and Liabilities as an asset. When option contracts expire or are closed, realized gains or losses on the options contracts are recognized on the options contracts without regard to any unrealized gains or losses on the underlying securities.

The Funds may also write (sell) covered call options to hedge portfolio investments. When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, a Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain or loss, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received increases the proceeds of the sale of the security, and the Fund realizes a gain or loss from the sale of the underlying security.

(d)  Short Positions - When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales, if any, are included as a component of miscellaneous expense in the Statement of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

(e)  Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with federal income tax regulations, which may differ from GAAP.

Accordingly, at December 31, 2006, reclassifications were recorded to decrease capital stock and increase accumulated net investment income by $494,832, $686,695 and $1,396,186 as a result of net investment losses by the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds, respectively.

No distributions were made in the fiscal years ended December 31, 2005 and 2006 for all Funds.

(f)  Brokerage Service and Other Arrangements - Van Wagoner Capital Management, Inc. (the "Adviser") places

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27 Van Wagoner Funds Notes to Financial Statements

Van Wagoner Funds Notes to Financial Statements

security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds. The amount of expenses paid through Brokerage Service Arrangements for the year ended December 31, 2006 was $172,074, $93,816 and $298,451 in the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds, respectively.

Amounts in excess of 5% of net expenses for each Fund included in the respective expense category and in expenses paid indirectly by brokers in the Statement of Operations were $58,874 and $60,000 for "transfer agent fees and expenses" and "fund accounting and administration fees" for the Small-Cap Growth Fund, $58,679 for "transfer agent fees and expenses" for the Growth Opportunities Fund and $162,641 for "transfer agent fees and expenses" for the Emerging Growth Fund.

(g)  Other - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

4.  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds intend to retain capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. For federal income tax purposes, the Funds had capital loss carryforwards at December 31, 2006 as follows:

Date of Expiration	Small-Cap Growth	Growth Opportunities	Emerging Growth
2009	$—	$—	$237,144,194
2010	24,086,621	—	174,822,268
2011	19,406,798	—	73,869,977
2012	5,158,565	20,460	23,566,789
2013	679,356	—	9,299,078
Total	$49,331,340	$20,460	$518,702,306

In 2006, the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds utilized capital loss carryforwards of $892,105, $1,086,840 and $2,302,727, respectively.

The cost of securities on a federal tax basis at December 31, 2006, for the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds was $11,333,085, $10,663,444 and $32,708,224, respectively.

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At December 31, 2006, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Fund	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation on investments
Small-Cap Growth	$1,346,126	$(480,662)	$865,464
Growth Opportunities	1,288,625	(491,759)	796,866
Emerging Growth	4,246,659	(1,312,496)	2,934,163

The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

At December 31, 2006, the components of accumulated earnings/deficit on a tax basis were as follows:

Fund	Net unrealized appreciation on investments	Accumulated capital and other losses	Total accumulated earnings/deficit
Small-Cap Growth	$865,464	$(49,331,340)	$(48,465,876)
Growth Opportunities	796,866	(20,460)	776,406
Emerging Growth	2,934,163	(518,702,306)	(515,768,143)

5.  Investment Advisory Agreement and Related Party Transactions

Each Fund has an agreement with Van Wagoner Capital Management, Inc., the Adviser, to furnish investment advisory services to the Funds. Effective March 1, 2003, the commencement of operations of the Growth Opportunities Fund, and September 1, 2003, for the Small-Cap Growth and Emerging Growth Funds, under the terms of each agreement, the Adviser is compensated at a basic fee of 1.25% of average daily net assets for the performance period for each of the Funds. The basic fee may be adjusted upward or downward (by up to 0.25% of the Fund's average daily net assets for the performance period), depending on whether and to what extent the investment performance of the Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the benchmark over the same period. The benchmark for the Small-Cap Growth Fund and the Emerging Growth Fund is the Lipper Small-Cap Growth Funds Index. The Lipper Small-Cap Growth Funds Index is an equal dollar weighted index consisting of the largest mutual funds within the small-cap growth fund classification, as defined by Lipper, Inc. The benchmark for the Growth Opportunities Fund is the Lipper Mid-Cap Growth Funds Index. The Lipper Mid-Cap Growth Funds Index is an equal dollar weighted index of the largest mutual funds in the mid-cap growth fund classification, as defined by Lipper, Inc. Each 0.10% of difference of each Fund's performance compared to the performance of its benchmark is multiplied by a performance adjustment of 0.025%, up to a maximum adjustment of 0.25% (as an annual rate). The performance period consists of the prior 36 calendar months, and is also referred to as a rolling 36-month period. Until each Fund has operated for 36 months under this agreement, it will make performance adjustments to the basic fee after the Fund has operated for 12 months under this agreement, and will use a rolling 12-month performance period. After the Fund has

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29 Van Wagoner Funds Notes to Financial Statements

Van Wagoner Funds Notes to Financial Statements

operated for 24 months under this agreement, it will switch to a rolling 24-month performance period. The performance fee adjustment for the year ended December 31, 2006 caused the advisory fee to decrease $60,593, $60,542 and $168,941 for the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds, respectively.

Effective July 1, 2006, the Adviser has agreed to voluntarily waive investment advisory fees exceeding 1.00% of current average daily net assets for the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds. The Adviser has agreed to voluntarily waive its fees to 1.00% of current average daily net assets indefinitely.

The Funds do not compensate their officers who are officers of the Adviser. For the year ended December 31, 2006, the Funds made no payments to their directors and officers except for directors' fees paid to or accrued for independent directors and the compensation paid to or accrued for the Funds' President, Treasurer, Secretary and Chief Compliance Officer.

PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws.

6.  Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

7.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 2006, were as follows:

Fund	Purchases	Sales
Small-Cap Growth	$118,231,080	$122,786,471
Growth Opportunities	109,086,603	114,317,451
Emerging Growth	305,410,819	314,638,123

8.  Contingencies

(a)  Legal Matters – In 2001, the Company and the Adviser were named as defendants in an antitrust class action lawsuit alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The lawsuit was dismissed in November 2003. The dismissal was appealed and in September 2005 the appeals court issued a decision, vacating and remanding the trial court's decision for further proceedings. In March 2006, the appeals court issued an order staying the proceeding pending determination of defendants' petition to the United States Supreme Court for a writ of certiorari. That petition was filed in March 2006 and was granted in December 2006. The parties are currently briefing the appeal, and the Supreme Court is expected to hear arguments on the appeal

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30

in the spring. The Company and the Adviser intend to vigorously contest the lawsuit. Given the preliminary nature of the lawsuit, an evaluation of the likelihood of a favorable or unfavorable outcome cannot be determined at this time.

(b)  Indemnification Arrangements - In the normal course of business, the Funds enter into contracts that provide for general indemnifications to the counterparties to those contracts. The Company has not made any payments related to such arrangements for the year ended December 31, 2006. The Funds' maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated. The Company believes that the outcome of these arrangements will not have a material adverse effect on the results of operations or net asset values of the Funds.

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31 Van Wagoner Funds Notes to Financial Statements

Van Wagoner Funds Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Van Wagoner Funds, Inc.
San Francisco, California

We have audited the accompanying statements of assets and liabilities of the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund, each a series of the Van Wagoner Funds, Inc., including the schedule of investments as of December 31, 2006, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the four years in the period then ended December 31, 2005 have been audited by other auditors, whose report dated February 10, 2006 expressed unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund, as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 12, 2007

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Van Wagoner Funds Approval of Investment Advisory Agreements

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "Act") requires that the investment advisory agreements (the "Agreements") between each of the Van Wagoner Funds, Inc. (the "Funds") and Van Wagoner Capital Management, Inc. (the "Adviser") be approved annually by a vote of a majority of the Board of Directors of the Funds, including a majority of the Directors who are not parties to the Agreements or "interested persons" of the Funds as that term is defined in the Act. At meetings of the Board of Directors of the Company on December 5, 10, and 11, 2006, and February 5, 2007, the Directors, none of whom are "interested persons" considered and approved the renewal of the Funds' Agreements.

The Board's approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, quality and extent of services provided by the Adviser; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In advance of the meetings, the Directors requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Funds. The materials also included comparisons of the Funds with other funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of each Fund versus its benchmark. In addition, the Adviser provided information regarding its expenses, balance sheet and cash flow.

The Directors also reviewed the Adviser's Form ADV, the Adviser's IPO allocation procedures, the Adviser's compliance and litigation history, the Code of Ethics applicable to both the Adviser and the Funds, the Adviser's proxy voting policy, the Adviser's 2007 soft dollar budget, the Funds' brokerage commissions, a summary of the Funds' brokerage credits, detailed materials provided by Lipper, Inc. ("Lipper") through September 30, 2006, regarding the Funds' performance, expenses, portfolio turnover, and brokerage commissions, and a performance and expense comparison provided by the Adviser comparing the Funds to other funds considered by the Adviser to be the Funds' main competitors. The Directors also reviewed a memorandum prepared by counsel to the Directors regarding their fiduciary duties relating to consideration of the Agreements and a memorandum summarizing certain of the information contained in the Lipper materials.

In connection with each of its regular quarterly meetings during the year, the Board received information on the performance of each of the Funds, including absolute performance and relative performance rankings of each Fund in comparison to an index of comparable funds. Each Director also receives a weekly update of the Funds' performance as compared to various benchmarks and the level of net assets in each Fund.

Throughout the process, the Directors were represented by their independent counsel and also utilized the services of Fund counsel.

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33 Van Wagoner Funds Approval of Investment Advisory Agreements

Van Wagoner Funds Approval of Investment Advisory Agreements

DISCUSSION OF FACTORS CONSIDERED

1. Nature, Quality, and Extent of Services Provided by the Adviser

The Directors considered the nature, quality and extent of services provided by the Adviser, including portfolio management, regulatory compliance relating to portfolio management, and assistance with marketing and distribution. At each of the Board's regular quarterly meetings, the Directors reviewed information describing the services furnished to the Funds by the Adviser and reporting on the investment management, portfolio trading, and compliance with applicable investment restrictions and limitations of the Funds. The Board also reviewed information as to the portfolio trading costs of the Funds, the Adviser's use of "soft dollars" as permitted by Section 28(e) of the Securities Exchange Act of 1934, and the brokerage credits utilized by the Funds. The Directors concluded that the Adviser provided services comparable to those provided by investment advisers generally; that the nature and extent of the services provided by the Adviser were appropriate for the investment objectives and programs of each of the Funds; that the quality of services was not unacceptable and that since the Adviser had managed the Funds since inception that it had sufficient knowledge and experience to continue managing the Funds.

2. Investment Performance of the Funds

The Board received reports at each of its quarterly meetings from the Adviser's President regarding portfolio strategy and performance. The Board noted that the Adviser had a long association with each of the Funds, in each case since inception, and that shareholders had invested in the Funds knowing that the Adviser was managing the assets. In connection with the annual contract renewal process, the Directors reviewed extensive performance information for each of the Funds in relation to fund comparison groups provided by Lipper. The Directors also reviewed a comparison of each Fund's performance against funds that the Adviser considered to be the Funds' main competitors. Against this peer group, the Emerging Growth Fund performed slightly above the median; the Small-Cap Growth Fund was at the median; and the Growth Opportunities Fund was slightly below the median.

The Directors noted that the Funds' had underperformed against their peer groups as contained in the Lipper report for certain periods, and versus the benchmarks identified in the Funds' prospectus. However, the Board also considered the relative performance of the Funds during other periods. The Board discussed with the Adviser the reasons for the variations in performance from the Lipper group, and the Funds' benchmarks, and noted, among other things, that the Adviser tended to have significant sector concentrations, particularly in smaller technology stocks and focused on investments with strong growth characteristics that may have accounted for the additional relative volatility and differences in performance.

While not directly under consideration in connection with renewing the Adviser's agreement, one matter of particular concern for the Board was the relatively high expense ratio of the Funds that has reduced investment performance in recent years. In addition to advisory fees, the Board considered all aspects of Fund expenses. The Funds' expense ratios have increased in general due to a decline of assets in recent years, as well as legal fees, insurance costs, and transfer agent fees attributable to a large number of small shareholder accounts. The Board is exploring with the Adviser alternatives to reduce overall expenses, which may include, among others, new vendor agreements, revised expense targets, and for some Funds, the implementation of minimum account fees.

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Van Wagoner Funds Approval of Investment Advisory Agreements

3.  Costs of Services and Profits Realized by the Adviser

The Directors considered each Fund's management fee and total expense ratio relative to industry averages for each Fund's benchmark category. The Directors noted that with respect to each Fund, the Adviser is contractually owed a base management fee of 1.25% of each Fund's respective average daily net assets for the performance period. Under the terms of the Agreements, the basic fee rate may be adjusted upward or downward (by up to 0.25% of each Fund's average daily net assets), depending on whether and to what extent the investment performance of each Fund for the relevant performance period, exceeds or is exceeded by, the performance of the Fund's benchmark over the same period. Based on the information provided by Lipper, each Fund had the highest contractual management fees and total expenses of the funds in the respective peer groups for the period ended September 30, 2006.

However, the Directors noted that effective July 1, 2006, the Adviser had begun to voluntarily waive its management fee such that the amount received by the Adviser would not exceed 1.00% of a Fund's current average daily net assets. The Directors noted that only three months of the fee waiver was reflected in the information prepared by Lipper. The Directors concluded that it was reasonable to continue the Agreements with the continuation of the voluntary fee waiver.

The Directors considered the Adviser's voluntary fee waiver and concluded that the Adviser's profitability was not excessive, particularly given the small size of the Funds and the continuation of the fee waiver.

4.  Economies of Scale

The Directors considered whether there have been economies of scale with respect to the management of each Fund and whether such Fund has appropriately benefited from any economies of scale. The Board also considered that the Funds continued to experience net redemptions in 2006. The Directors noted that if asset levels grow, certain service provider fees are reduced. The Directors further noted that the structure of the contractual advisory fee provides that if a Fund's assets were to grow dramatically the Adviser would not immediately benefit from that increase in assets due to the rolling time period upon which the asset calculation is made. Rather the Funds would benefit from such a situation.

Other than requesting that the Adviser continue the voluntary fee reduction, the Directors did not specifically discuss breakpoints in the fee schedules given the contractual fulcrum fee.

5.  Other Relevant Considerations

The Directors considered the character and amount of other incidental benefits received by the Adviser from its association with the Funds. In particular, the Directors reviewed and discussed the Adviser's use of soft dollars and the practice of using brokerage credits to pay certain of the Funds' expenses and concluded that each practice benefited the Funds. The Directors' also discussed the Funds' relatively high portfolio turnover.

CONCLUSIONS

All of these factors were considered by the Directors meeting with counsel. In considering the Agreements, the Directors did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund's surrounding circumstances. The Directors concluded that re-approval of the Agreements was in the best interests of each Fund and its shareholders.

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35 Van Wagoner Funds Approval of Investment Advisory Agreements

Van Wagoner Funds Directors and Officers

The individuals listed below serve as directors and officers of the Funds. Each director serves until his successor is duly elected or until he resigns. Each of the directors oversees 6 funds. The mailing address of the directors and officers is 3 Embarcadero Center, Suite 1120, San Francisco, CA 94111.

Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-228-2121.

Independent Directors	Principal Occupation(s) During Past 5 Years

Greg Linn Director since January 2007 Age: 51	Proprietor of Ambullneo Vineyards, a producer of fine wines, since 2001.

Edward C. Peterson Director since January 2007 Age: 53	Vice President of Peterson and Collins, Inc. a commercial, industrial and single-family housing construction company since 1977.

Edward L. Pittman Director since January 2007 Age: 50	Attorney with Thelen Reid Brown Raysman & Steiner LLP since 1999.

Andrew H. Roediger Director since January 2007 Age: 42	President of Marion Advisory Partners, LLC, a real estate development firm, since April 2004 and an Arizona registered investment adviser from May 1997 to April 2004.

Officer	Principal Occupation(s) During Past 5 Years

Elyce D. Dilworth President, Treasurer and Secretary since December 2004 Chief Compliance Officer since June 2004 Age: 40	Chief Compliance Officer of the Funds since June 2004; Senior Vice President of UMB Fund Services, Inc. (2002-2003); Vice President of UMB Fund Services, Inc. prior thereto.

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Van Wagoner Funds Additional Information for Shareholders

Voting Results of Special Meeting of Shareholders

At a Special Meeting of Shareholders of the Company held on January 31, 2007, the following individuals were elected to serve on the Board of Directors by the shareholders of all Funds of the Company voting together in the aggregate:

Name of Director	Number of Votes For	Number of Votes Withheld
Anthony J. Boglioli(1)	6,916,996	575,977
Greg Linn	6,910,050	582,923
Edward C. Peterson	6,911,360	581,614
Edward L. Pittman	6,914,308	578,665
Andrew H. Roediger	6,917,730	575,243

(1)  Mr. Boglioli resigned February 1, 2007.

Proxy Voting Policy and Voting Record

Van Wagoner Capital Management, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request, by calling toll free 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

Quarterly Portfolio Disclosure

The Funds file their complete Schedule of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q is available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds' Form N-Q is available, without charge, upon request, by calling toll free 1-800-228-2121.

Change in Independent Registered Public Accounting Firm

On June 8, 2006, Ernst & Young LLP ("E&Y") resigned as the Company's independent registered public accounting firm. On December 11, 2006, the Board of Directors selected Tait, Weller & Baker LLP as the Funds' new independent registered public accounting firm.

During the two most recently completed fiscal years, the audit reports of E&Y contained no adverse opinion or disclaimer of opinion; nor were its reports qualified as to uncertainty, audit scope or accounting principles. Further, during the two most recently completed fiscal years and the current fiscal year, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the disagreement in its reports.

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37 Van Wagoner Funds Additional Information for Shareholders

VW408O  0206

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Please mail correspondence to:

Van Wagoner Funds
P.O. Box 9682
Providence, RI 02940-9682

Express mail or overnight deliveries
should be sent to:

Van Wagoner Funds
101 Sabin Street
Pawtucket, RI 02860

1-800-228-2121

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Annual Report

December 31, 2006

Post-Venture Fund*

Mid-Cap Growth Fund*

Technology Fund*

(*In Liquidation)

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Van Wagoner Funds Annual Report (In Liquidation)

Dear Shareholder:

An Important Reminder...

The Van Wagoner Post-Venture, Mid-Cap Growth and Technology Funds are liquidating and no longer accepting investments.

We appreciate your investment with the Van Wagoner Funds and want to take a moment to remind you that the Van Wagoner Fund(s) that you are currently invested in is in the process of liquidating and is not actively invested in the stock market.

The Board of Directors of the Van Wagoner Funds, Inc. decided to liquidate each of the Post-Venture Fund, the Mid-Cap Growth Fund and the Technology Fund (the "Liquidating Funds") in March 2003. Accordingly, each of the Liquidating Funds has liquidated its investments in an orderly fashion and invested the proceeds in high quality short-term money market instruments. The Liquidating Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest, but do not appreciate in value. The interest earned on these money market instruments by each of the Liquidating Funds is substantially less than the expenses of the Liquidating Funds. This is expected to continue in the future.

As a current shareholder in these Funds, in order to participate in the stock market, you have two options available to you:

1) Transfer your existing investment into one of the open Van Wagoner Funds—Emerging Growth, Small-Cap Growth or Growth Opportunities.

2) Redeem your account.

We appreciate your patronage.

Sincerely,

Elyce Dilworth
President
Van Wagoner Funds, Inc.

Van Wagoner Funds Annual Report

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Van Wagoner Funds Performance

Post-Venture Fund (In Liquidation) — Inception Date 12/31/1996

Total Return for the periods ended 12/31/06

One Year	Five Years	Ten Years
7.09%	(22.99)%	(11.61)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of January 1, 2004, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call us at 1-800-228-2121.

This chart assumes an initial hypothetical investment of $10,000 made after the close of business on 12/31/96 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Nasdaq Composite Index is a broad based capitalization weighted index of all Nasdaq-listed companies. Indexes are unmanaged and investors cannot invest in them.

Growth of a Hypothetical $10,000 Investment

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Mid-Cap Growth Fund (In Liquidation) — Inception Date 12/31/1995

Total Return for the periods ended 12/31/06

One Year	Five Years	Ten Years
3.13%	(15.32)%	(12.75)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of January 1, 2004, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call us at 1-800-228-2121.

This chart assumes an initial hypothetical investment of $10,000 made on 12/31/96. Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P MidCap 400 Index is an index of mid-capitalization U.S. stocks that measures the performance of the mid-size company segment of the U.S. market. Indexes are unmanaged and investors cannot invest in them.

Growth of a Hypothetical $10,000 Investment

Van Wagoner Funds Performance

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Van Wagoner Funds Performance

Technology Fund (In Liquidation) — Inception Date 12/31/1997

Total Return for the periods ended 12/31/06

One Year	Five Years	Since Inception
4.27%	(21.87)%	(7.89)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of January 1, 2004, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call us at 1-800-228-2121.

This chart assumes an initial hypothetical investment of $10,000 made after the close of business on 12/31/97 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley High-Technology 35 Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors.

The S&P 500 Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalization and represents approximately 75% of the U.S. equities market. Indexes are unmanaged and investors cannot invest in them.

Growth of a Hypothetical $10,000 Investment

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Van Wagoner Funds Portfolio Holdings Summary

Sector Weightings (Unaudited)

As of December 31, 2006, the Van Wagoner Funds' portfolios were invested in the following sectors:

Post-Venture Fund

Short-Term Instruments	100.00%
Total	100.00%

Technology Fund

Short-Term Instruments	100.00%
Total	100.00%

Mid-Cap Growth Fund

Short-Term Instruments	100.00%
Total	100.00%

As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Van Wagoner Funds Portfolio Holdings Summary

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Van Wagoner Funds Expense Example (Unaudited)

We believe it is important for shareholders to have a clear understanding of Fund expenses and the impact they can have on investment return. The following example is presented to illustrate a shareholder's cost of owning the Van Wagoner Funds.

Example

As a shareholder of the Van Wagoner Funds, you incur ongoing costs, including distribution and service (12b-1) fees and other fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical Example For Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

  For the Period July 1, 2006 to December 31, 2006

Post-Venture Fund	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,105.70	9.85%	$52.31
Hypothetical 5% Return	$1,000.00	$975.53	9.85%	$49.07
Mid-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,072.20	13.17%	$68.81
Hypothetical 5% Return	$1,000.00	$958.79	13.17%	$65.04
Technology Fund
Actual Fund Return	$1,000.00	$1,081.60	10.29%	$54.01
Hypothetical 5% Return	$1,000.00	$973.32	10.29%	$51.20

*Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Van Wagoner Funds Schedule of Investments (In Liquidation)

December 31, 2006

Van Wagoner Post-Venture Fund
Market Value
SHORT-TERM INVESTMENT 101.84%
PNC Bank Money Market Account, 4.67%	$2,169,720
Total Short-Term Investment (Cost $2,169,720)	2,169,720
Total Investments 101.84%
(Cost $2,169,720)	2,169,720
Liabilities in Excess of Other Assets (1.84)%	(39,125)
NET ASSETS 100.00%	$2,130,595
Van Wagoner Mid-Cap Growth Fund
Market Value
SHORT-TERM INVESTMENT 100.88%
PNC Bank Money Market Account, 4.67%	$1,135,144
Total Short-Term Investment (Cost $1,135,144)	1,135,144
Total Investments 100.88%
(Cost $1,135,144)	1,135,144
Liabilities in Excess of Other Assets (0.88)%	(9,892)
NET ASSETS 100.00%	$1,125,252

Van Wagoner Technology Fund
Market Value
SHORT-TERM INVESTMENT 101.57%
PNC Bank Money Market Account, 4.67%	$1,989,531
Total Short-Term Investment (Cost $1,989,531)	1,989,531
Total Investments 101.57%
(Cost $1,989,531)	1,989,531
Liabilities in Excess of Other Assets (1.57)%	(30,786)
NET ASSETS 100.00%	$1,958,745

Van Wagoner Funds Schedule of Investments

See notes to financial statements.

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Van Wagoner Funds Statements of Assets and Liabilities (In Liquidation)

December 31, 2006

	POST- VENTURE FUND	MID-CAP GROWTH FUND	TECHNOLOGY FUND
ASSETS:
Investments, at value (cost $2,169,720, $1,135,144 and $1,989,531)	$2,169,720	$1,135,144	$1,989,531
Interest and dividends receivable	8,535	26,492	7,843
Prepaid expenses and other assets	6,039	4,053	5,673
Total Assets	2,184,294	1,165,689	2,003,047
LIABILITIES:
Payable for fund shares redeemed	10,122	5,885	83
Accrued distribution fees	655	832	607
Accrued expenses and other liabilities	42,922	33,720	43,612
Total Liabilities	53,699	40,437	44,302
NET ASSETS	$2,130,595	$1,125,252	$1,958,745
NET ASSETS CONSIST OF:
Capital stock	$544,175,382	$215,109,595	$419,452,250
Accumulated net realized loss on investments	(542,044,787)	(213,984,343)	(417,493,505)
Net Assets	$2,130,595	$1,125,252	$1,958,745
CAPITAL STOCK, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Issued and outstanding	782,027	379,452	422,136
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)	$2.72	$2.97	$4.64

See notes to financial statements.

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Van Wagoner Funds Statements of Operations (In Liquidation)

Year Ended December 31, 2006

	POST- VENTURE FUND	MID-CAP GROWTH FUND	TECHNOLOGY FUND
INVESTMENT INCOME:
Interest	$99,166	$61,391	$94,011
Total Investment Income	99,166	61,391	94,011
EXPENSES:
Fund accounting and administration fees	90,001	90,001	90,001
Transfer agent fees and expenses	86,360	39,548	86,068
Professional fees	16,630	15,093	16,455
Insurance	14,544	10,865	12,504
Printing and postage expenses	13,057	6,715	12,315
Directors' and officer's fees, salary and expenses	9,377	5,862	8,883
Custody fees	4,010	3,970	3,990
Distribution fees	593	369	721
Miscellaneous expenses	5,143	4,710	5,341
Total Expenses	239,715	177,133	236,278
NET INVESTMENT LOSS	(140,549)	(115,742)	(142,267)
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	279,713	130,419	214,340
Change in net unrealized appreciation on investments	—	—	—
	279,713	130,419	214,340
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,164	$14,677	$72,073

Van Wagoner Funds Financial Statements

See notes to financial statements.

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Van Wagoner Funds Statements of Changes in Net Assets (In Liquidation)

	POST-VENTURE FUND		MID-CAP GROWTH FUND
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS:
Net investment loss	$(140,549)	$(217,868)	$(115,742)	$(145,483)
Net realized gain (loss) on investments	279,713	(4,860,259)	130,419	(2,323,023)
Change in net unrealized appreciation on investments	—	4,618,217	—	2,239,806
Net increase (decrease) in net assets resulting from operations	139,164	(459,910)	14,677	(228,700)
CAPITAL SHARE TRANSACTIONS:
Redemption of shares	(765,912)	(1,299,988)	(727,289)	(906,235)
Net decrease from share transactions	(765,912)	(1,299,988)	(727,289)	(906,235)
TOTAL DECREASE IN NET ASSETS	(626,748)	(1,759,898)	(712,612)	(1,134,935)
NET ASSETS:
Beginning of period	2,757,343	4,517,241	1,837,864	2,972,799
End of period	$2,130,595	$2,757,343	$1,125,252	$1,837,864
Accumulated net investment income	$—	$—	$—	$—
TRANSACTIONS IN SHARES:
Shares redeemed	(302,333)	(477,216)	(258,462)	(295,374)
Net decrease	(302,333)	(477,216)	(258,462)	(295,374)

See notes to financial statements.

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	TECHNOLOGY FUND
	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS:
Net investment loss	$(142,267)	$(210,952)
Net realized gain (loss) on investments	214,340	(4,295,919)
Change in net unrealized appreciation on investments	—	4,157,835
Net increase (decrease) in net assets resulting from operations	72,073	(349,036)
CAPITAL SHARE TRANSACTIONS:
Redemption of shares	(698,231)	(1,165,529)
Net decrease from share transactions	(698,231)	(1,165,529)
TOTAL DECREASE IN NET ASSETS	(626,158)	(1,514,565)
NET ASSETS:
Beginning of period	2,584,903	4,099,468
End of period	$1,958,745	$2,584,903
Accumulated net investment income	$—	$—
TRANSACTIONS IN SHARES:
Shares redeemed	(158,642)	(250,862)
Net decrease	(158,642)	(250,862)

Van Wagoner Funds Financial Statements

See notes to financial statements.

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Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Period

	POST-VENTURE FUND
	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Net Asset Value, Beginning of Period	$2.54	$2.89	$2.96	$3.28	$10.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.18)	(0.20)	(0.19)	(0.22)	(0.14)
Net realized and unrealized gains (losses) on investments	0.36	(0.15)	0.12	(0.10)	(6.62)
Total from investment operations	0.18	(0.35)	(0.07)	(0.32)	(6.76)
Net Asset Value, End of Period	$2.72	$2.54	$2.89	$2.96	$3.28
Total Return	7.09%	(12.11)%	(2.37)%	(9.76)%	(67.33)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$2,131	$2,757	$4,517	$8,010	$34,143
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	10.44%	8.70%	5.65%	3.37%	2.00%
Before waivers and reimbursements	10.44%	8.70%	5.65%	4.49%	3.25%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements(1)	(6.12)%	(6.33)%	(5.06)%	(3.16)%	(1.97)%
Before waivers and reimbursements	(6.12)%	(6.33)%	(5.06)%	(4.28)%	(3.22)%
Portfolio turnover rate	0%	0%	0%	167%	242%

(1)  For the years ended December 31, 2006, 2005 and 2004, no expenses were waived or reimbursed.

See notes to financial statements.

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Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Period

	MID-CAP GROWTH FUND
	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Net Asset Value, Beginning of Period	$2.88	$3.19	$3.26	$3.42	$6.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.31)	(0.23)	(0.20)	(0.23)	(0.10)
Net realized and unrealized gains (losses) on investments	0.40	(0.08)	0.13	0.07	(3.30)
Total from investment operations	0.09	(0.31)	(0.07)	(0.16)	(3.40)
Net Asset Value, End of Period	$2.97	$2.88	$3.19	$3.26	$3.42
Total Return	3.13%	(9.43)%	(2.45)%	(4.68)%	(49.85)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$1,125	$1,838	$2,973	$4,685	$19,530
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	12.41%	8.76%	5.76%	3.44%	2.00	%(2)
Before waivers and reimbursements	12.41%	8.76%	5.76%	4.34%	3.01	%(2)
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements(1)	(8.11)%	(6.34)%	(5.13)%	(3.19)%	(1.79)%
Before waivers and reimbursements	(8.11)%	(6.34)%	(5.13)%	(4.09)%	(2.80)%
Portfolio turnover rate	0%	0%	0%	253%	502%

(1)  For the years ended December 31, 2006, 2005 and 2004, no expenses were waived or reimbursed.

(2)  Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 2.01% and 3.02% for the year ended December 31, 2002.

Van Wagoner Funds Financial Statements

See notes to financial statements.

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Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Period

	TECHNOLOGY FUND
	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Net Asset Value, Beginning of Period	$4.45	$4.93	$5.07	$5.45	$15.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.34)	(0.36)	(0.35)	(0.40)	(0.20)
Net realized and unrealized gains (losses) on investments	0.53	(0.12)	0.21	0.02	(10.29)
Total from investment operations	0.19	(0.48)	(0.14)	(0.38)	(10.49)
Net Asset Value, End of Period	$4.64	$4.45	$4.93	$5.07	$5.45
Total Return	4.27%	(9.74)%	(2.76)%	(6.97)%	(65.81)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$1,959	$2,585	$4,099	$7,670	$35,979
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	10.86%	9.03%	5.93%	3.42%	2.00%
Before waivers and reimbursements	10.86%	9.03%	5.93%	4.35%	3.05%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements(1)	(6.54)%	(6.64)%	(5.34)%	(3.19)%	(1.96)%
Before waivers and reimbursements	(6.54)%	(6.64)%	(5.34)%	(4.12)%	(3.01)%
Portfolio turnover rate	0%	0%	0%	147%	260%

(1)  For the years ended December 31, 2006, 2005 and 2004, no expenses were waived or reimbursed.

See notes to financial statements.

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Van Wagoner Funds Notes to Financial Statements (In Liquidation)

1.  Organization

Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Post-Venture Fund, Mid-Cap Growth Fund and Technology Fund (collectively the "Funds" or the "Liquidating Funds") are separate diversified investment portfolios of Van Wagoner Funds, Inc.

The Board of Directors of Van Wagoner Funds, Inc. approved a plan to liquidate each of the Funds effective March 1, 2003. Accordingly, each of the Funds has liquidated its investments in an orderly fashion and invested the proceeds in high quality short-term money market instruments. The Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest but do not appreciate in value.

2.  New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No.48, "Accounting for Uncertainty in Income Taxes and Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In addition, in September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements reported on the statement of operations for a fiscal period.

3.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. The Funds changed their basis of accounting under accounting principles generally accepted in the United States of America from a going concern basis to a liquidation basis as of March 1, 2003. The effect of liquidation accounting had no material affect on the financial statements of the Funds as assets and liabilities were already stated at fair value. The

Van Wagoner Funds Notes to Financial Statements

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Van Wagoner Funds Notes to Financial Statements (In Liquidation)

preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

(a)  Investment Valuation - Securities held by the Funds are valued based on their current market value. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value. Fair values so determined may not reflect the prices at which those securities could have been sold. The Board of Directors has adopted a fair value pricing policy for procedures to follow if market prices are not readily available for particular securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

(b)  Expenses - The Funds are charged for those expenses that are directly attributable to each Fund, such as custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

(c)  Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with federal income tax regulations, which may differ from GAAP.

  Accordingly, at December 31, 2006, reclassifications were recorded to decrease capital stock and increase accumulated net investment income by $140,549, $115,742 and $142,267 as a result of net investment losses by the Post-Venture, Mid-Cap Growth and Technology Funds, respectively.

(d)  Other - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

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4.  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

For Federal income tax purposes, the Funds had capital loss carryforwards at December 31, 2006 as shown below. During the year ended December 31, 2006 the Post-Venture, Mid-Cap Growth and Technology Funds utilized capital loss carryforwards of $279,713, $130,419, and $214,340, respectively. It is unlikely the Funds will realize the benefits of these capital loss carryforwards before they expire. Fund liquidation will result in a loss of this benefit.

Date of Expiration	Post-Venture	Mid-Cap Growth	Technology
2008	$102,677,255	$24,341,154	$47,832,692
2009	208,568,549	119,593,823	188,389,347
2010	167,738,630	56,452,576	132,184,745
2011	49,142,144	7,417,678	37,716,740
2012	9,057,950	3,856,091	7,074,062
2013	4,860,259	2,323,021	4,295,919
	$542,044,787	$213,984,343	$417,493,505

The cost of securities on a Federal tax basis at December 31, 2006, for the Post-Venture, Mid-Cap Growth and Technology Funds was the same as the book basis.

As of December 31, 2006 the components of accumulated deficit on a tax basis were as follows:

Fund	Accumulated capital and other losses	Total accumulated deficit
Post-Venture	$(542,044,787)	$(542,044,787)
Mid-Cap Growth	(213,984,343)	(213,984,343)
Technology	(417,493,505)	(417,493,505)

5.  Investment Advisory Agreement and Related Party Transactions

Effective April 30, 2003, Van Wagoner Capital Management, Inc. (the "Adviser") terminated its investment advisory agreements with the Liquidating Funds. The Adviser also terminated the agreement to limit the total expenses (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses) to the annual rate of 2.00% of each Liquidating Fund's average net assets. Since that date, the officers and Board of Directors of Van Wagoner Funds, Inc. have overseen the continued orderly liquidation of the Funds.

The Funds do not compensate their officers who are officers of the Adviser. For the year ended December 31, 2006, the Funds made no payments to their directors and officers except for directors' fees paid to or accrued for independent directors and the compensation paid to or accrued for the Funds' President, Treasurer, Secretary and Chief Compliance Officer.

PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement.

Van Wagoner Funds Notes to Financial Statements

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Van Wagoner Funds Notes to Financial Statements (In Liquidation)

The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws.

6.  Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

Although the Liquidating Funds are no longer selling their shares, they are contractually obligated to make payments to persons that provide personal services to investors or who maintain shareholder accounts.

7.  Investment Transactions

There were no purchases or sales of securities by the Funds except as to short-term investments. Realized gain on investments was the result of proceeds from class action settlements of securities formerly held by the Funds.

8.  Contingencies

(a)  Legal Matters - In 2001, the Company and the Adviser were named as defendants in an antitrust class action lawsuit alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The lawsuit was dismissed in November 2003. The dismissal was appealed and in September 2005 the appeals court issued a decision, vacating and remanding the trial court's decision for further proceedings. In March 2006, the appeals court issued an order staying the proceeding pending determination of defendants' petition to the United States Supreme Court for a writ of certiorari. That petition was filed in March 2006 and was granted in December 2006. The parties are currently briefing the appeal, and the Supreme Court is expected to hear arguments on the appeal in the spring. The Company and the Adviser intend to vigorously contest the lawsuit. Given the preliminary nature of the lawsuit, an evaluation of the likelihood of a favorable or unfavorable outcome cannot be determined at this time.

(b)  Indemnification Arrangements - In the normal course of business, the Funds enter into contracts that provide for general indemnifications to the counterparties to those contracts. The Company has not made any payments related to such arrangements for the year ended December 31, 2006. The Funds' maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated. The Company believes that the outcome of these arrangements will not have a material adverse effect on the results of operations or net asset values of the Funds.

1-800-228-2121
18

Van Wagoner Funds Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Van Wagoner Funds, Inc.
San Francisco, California

We have audited the accompanying statements of assets and liabilities of the Post-Venture Fund, Mid-Cap Growth Fund and Technology Fund, each a series of the Van Wagoner Funds, Inc., including the schedule of investments as of December 31, 2006, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the four years in the period then ended December 31, 2005 have been audited by other auditors, whose report dated February 10, 2006 expressed unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Post-Venture Fund, Mid-Cap Growth Fund and Technology Fund, as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 12, 2007

Van Wagoner Funds Report of Independent Auditors

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Van Wagoner Funds Directors and Officers

The individuals listed below serve as directors and officers of the Funds. Each director serves until his successor is duly elected or until he resigns. Each of the directors oversees 6 funds. The mailing address of the directors and officers is 3 Embarcadero Center, Suite 1120, San Francisco, CA 94111.

Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-228-2121.

Independent Directors	Principal Occupation(s) During Past Five Years
Greg Linn Director since January 2007 Age: 51	Proprietor of Ambullneo Vineyards, a producer of fine wines, since 2001.

Edward C. Peterson Director since January 2007 Age: 53	Vice President of Peterson and Collins, Inc. a commercial, industrial and single-family housing construction company since 1977.

Edward L. Pittman Director since January 2007 Age: 50	Attorney with Thelen Reid Brown Raysman & Steiner LLP since 1999.

Andrew H. Roediger Director since January 2007 Age: 42	President of Marion Advisory Partners, LLC, a real estate development firm, since April 2004 and an Arizona registered investment adviser from May 1997 to April 2004.

Officer	Principal Occupation(s) During Past Five Years
Elyce D. Dilworth President, Treasurer and Secretary since December 2004 Chief Compliance Officer since June 2004 Age: 40	Chief Compliance Officer of the Funds since June 2004; Senior Vice President of UMB Fund Services, Inc. (2002-2003); Vice President of UMB Fund Services, Inc. prior thereto

1-800-228-2121
20

Van Wagoner Funds Additional Information for Shareholders

Voting Results of Special Meeting of Shareholders

At a Special Meeting of Shareholders of the Company held on January 31, 2007, the following individuals were elected to serve on the Board of Directors by the shareholders of all Funds of the Company voting together in the aggregate:

Name of Director	Number of Votes For	Number of Votes Withheld
Anthony J. Boglioli(1)	6,916,996	575,977
Greg Linn	6,910,050	582,923
Edward C. Peterson	6,911,360	581,614
Edward L. Pittman	6,914,308	578,665
Andrew H. Roediger	6,917,730	575,243

(1)  Mr. Boglioli resigned February 1, 2007.

Proxy Voting Policy and Voting Record

Van Wagoner Capital Management, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request, by calling toll free 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

Quarterly Portfolio Disclosure

The Funds file their complete Schedule of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q is available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds' Form N-Q is available, without charge, upon request, by calling toll free 1-800-228-2121.

Change in Independent Registered Public Accounting Firm

On June 8, 2006, Ernst & Young LLP ("E&Y") resigned as the Company's independent registered public accounting firm. On December 11, 2006, the Board of Directors selected Tait, Weller & Baker LLP as the Funds' new independent registered public accounting firm.

During the two most recently completed fiscal years, the audit reports of E&Y contained no adverse opinion or disclaimer of opinion; nor were its reports qualified as to uncertainty, audit scope or accounting principles. Further, during the two most recently completed fiscal years and the current fiscal year, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the disagreement in its reports.

Van Wagoner Funds Additional Information for Shareholders

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21

VW410C  0207

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VW408C  0207

Please mail correspondence to:

Van Wagoner Funds
P.O. Box 9682
Providence, RI 02940-9682

Express mail or overnight deliveries
should be sent to:

Van Wagoner Funds
101 Sabin Street
Pawtucket, RI 02860

1-800-228-2121

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Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert”; as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)          The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2006	$57,000
2005	$162,950

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for both 2006 and 2005.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,000 for 2006 and $27,150 for 2005.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for both 2006 and 2005.

(e)(1)          Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Accountant, including the fees therefore.  The Committee may delegate to one or more of its members the authority to grant pre-approvals.  In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Accountant’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2)          The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are 0% for both 2006 and 2005.

(f)            The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)         The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for both 2006 and 2005.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Van Wagoner Funds, Inc.

By (Signature and Title)*	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Chief Executive Officer & Chief
Financial Officer
(principal executive officer)

Date	March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Chief Executive Officer & Chief
Financial Officer
(principal executive officer & principal financial officer)

Date	March 6, 2007

* Print the name and title of each signing officer under his or her signature.